Boston Scientific Closes Acquisition of Baylis Medical Company Inc.

MARLBOROUGH, Mass., February 15, 2022– Boston Scientific Corporation (NYSE: BSX) today announced the close of its acquisition of Baylis Medical Company Inc., a company that offers advanced transseptal access solutions as well as guidewires, sheaths and dilators used to support catheter-based left-heart procedures.

“The close of this acquisition allows Boston Scientific to integrate the Baylis platforms with our existing electrophysiology and structural heart offerings, further strengthening our position within the highest growth cardiology markets,” said Joe Fitzgerald, executive vice president and president, Cardiology, Boston Scientific. “We are now the only company to pair a comprehensive access portfolio with existing left-heart therapies such as left atrial appendage closure and atrial fibrillation ablation, providing physicians with a complete toolbox to treat patients with safety, efficacy and efficiency.”

The transaction consists of an upfront payment of $1.75 billion, and is expected to be approximately one cent accretive to adjusted earnings per share in 2022 and increasingly accretive thereafter. On a GAAP basis, the transaction is expected to be less accretive, or dilutive, in 2022 and less dilutive or increasingly accretive, as the case may be, thereafter, due to amortization expense and acquisition-related net charges.

Additional information about this transaction is available on the Events and Presentations section of the Boston Scientific investor relations website.

About Boston Scientific
Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world. As a global medical technology leader for more than 40 years, we advance science for life by providing a broad range of high performance solutions that address unmet patient needs and reduce the cost of healthcare. For more information, visit www.bostonscientific.com and connect on Twitter and Facebook.

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